Page 103 of 134


                                                                       EXHIBIT 5

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


                  ATI Technologies Inc. (the "Company") is filing its annual report on Form 40-F for the fiscal year ended August 31, 2003 (the "Report") with the U.S. Securities and Exchange Commission.

                  I, K.Y. Ho, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                  (i)  the Report fully complies with the requirements of
                       section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





//K.Y. Ho//
------------------------------------
K.Y. Ho
Chairman and Chief Executive Officer
January 16, 2004

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


                  ATI Technologies Inc. (the "Company") is filing its annual report on Form 40-F for the fiscal year ended August 31, 2003 (the "Report") with the U.S. Securities and Exchange Commission.

                  I, Terry Nickerson, Senior Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                  (i)  the Report fully complies with the requirements of
                       section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





//Terry Nickerson//
----------------------------------
Terry Nickerson
Senior Vice President, Finance and
Chief Financial Officer
January 16, 2004